SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) February 6, 2004

aaiPharma Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-21185	04-2687849

(State or Other	(Commission File Number)	(I.R.S. Employer
Jurisdiction of		Identification No.)
Incorporation)

2320 Scientific Park Drive
Wilmington, North Carolina 28405

(Address of Principal Executive Offices)
(Zip Code)

(910) 254-7000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former name or address, if changed from last report)

Item 9. Regulation FD Disclosure.

     On February 6, 2004, aaiPharma Inc. posted material with respect to prescription data for its Darvocet A500™ product on its website, www.aaipharma.com. A copy of the material is attached to this Form 8-K as Exhibit 99.1.

     Note: The information contained in this Report on Form 8-K (including Exhibits 99.1) shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 6, 2004

aaiPharma Inc.

	By:	/s/ William L. Ginna, Jr.

William L. Ginna, Jr.
Executive Vice President and Chief Financial Officer

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Exhibit Index

Exhibit	Description

Exhibit 99.1	Information with respect to prescription levels of Darvocet A500™

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